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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 15, 2004

                       CITIGROUP MORTGAGE LOAN TRUST INC.

                       (as depositor under the Indenture,
           dated as of February 1, 2004, providing for the issuance of
            Manufactured Housing Contract Trust Notes, Series 2004-A)

                       Citigroup Mortgage Loan Trust Inc.
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             (Exact name of registrant as specified in its charter)
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           Delaware                 333-107958               01-0791848
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(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                  Identification Number)


390 Greenwich Street
New York, New York                         10013
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(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (212) 816-6000
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Item 5. Other Events

     This current report on Form 8-K relates to the monthly distribution reported to Noteholders of Origen Manufactured Housing Contract Trust 2004-A Notes, which was made June 15, 2004.

Item 7. Financial Statements and Exhibits

     (a) Not applicable

     (b) Not applicable

     (c) Exhibits

EXHIBIT NO. DESCRIPTION

    99.1 Statement to Noteholders of Origen Manufactured Housing Contract Trust 2004-A Notes dated June 15, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 21, 2004

                                             CITIGROUP MORTGAGE LOAN TRUST INC.
                                                 By: Origen Servicing, Inc., as
                                                               Attorney-in-Fact
                                                By: /s/ W. Anderson Geater, Jr.
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                                                        W. Anderson Geater, Jr.
                                                        Chief Financial Officer

                                Index to Exhibits

Exhibit
Number                          Description

99.1          Statement to Noteholders of Origen Manufactured
              Housing Contract Trust 2004-A Notes dated June 15, 2004